Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Net Sales:
Aerospace & Electronics	$143,161	$136,896	$416,105	$435,838
Engineered Materials	54,904	48,065	167,305	127,990
Merchandising Systems	77,199	75,879	221,897	220,905
Fluid Handling	255,842	266,810	758,218	796,383
Controls	29,608	23,060	80,294	70,223

Total Net Sales	$560,714	$550,710	$1,643,819	$1,651,339

Operating Profit:
Aerospace & Electronics	$25,368	$19,928	$76,072	$56,259
Engineered Materials	7,965	7,530	26,677	13,597
Merchandising Systems	6,261	6,914	19,340	16,569
Fluid Handling	33,197	34,882	93,338	98,708
Controls	1,949	(1,667)	2,900	(2,984)
Corporate	(11,861)	(12,134)	(36,864)	(43,320	) *

Total Operating Profit	62,879	55,453	181,463	138,829

Interest Income	299	270	760	1,578
Interest Expense	(6,738)	(6,821)	(20,121)	(20,370)
Miscellaneous-Net	1,522	83	897	2,323

Income Before Income Taxes	57,962	48,985	162,999	122,360
Provision for Income Taxes	16,359	13,832	48,049	35,973

Net income before allocations to noncontrolling interests	41,603	35,153	114,950	86,387
Less: Noncontrolling interest in subsidiaries’ earnings	96	45	168	202

Net income attributable to common shareholders	41,507	35,108	114,782	86,185

Share Data:
Earnings per Diluted Share	$0.70	$0.60	$1.92	$1.47

Average Diluted Shares Outstanding	59,525	58,842	59,645	58,703
Average Basic Shares Outstanding	58,608	58,472	58,710	58,462

Supplemental Data:
Cost of Sales	$373,171	$365,482	$1,087,221	$1,117,028
Selling, General & Administrative	124,664	129,775	375,135	395,482
Depreciation and Amortization **	14,751	14,025	44,596	43,857
Stock-Based Compensation Expense	3,306	2,266	9,650	6,702

*	Includes a charge of $7.25 million related to the settlement of a lawsuit.

**	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	September 30, 2010	December 31, 2009
ASSETS
Current Assets
Cash and Cash Equivalents	$315,564	$372,714
Accounts Receivable, net	330,681	282,463
Current Insurance Receivable - Asbestos	35,300	35,300
Inventories, net	315,291	284,552
Other Current Assets	74,076	71,317

Total Current Assets	1,070,912	1,046,346

Property, Plant and Equipment, net	273,487	285,224
Long-Term Insurance Receivable - Asbestos	187,420	213,004
Other Assets	385,506	406,346
Goodwill	778,180	761,978

Total Assets	$2,695,505	$2,712,898

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$1,424	$1,078
Accounts Payable	155,286	142,390
Current Asbestos Liability	100,300	100,300
Accrued Liabilities	224,066	218,864
Income Taxes	4,365	4,150

Total Current Liabilities	485,441	466,782

Long-Term Debt	398,691	398,557
Long-Term Deferred Tax Liability	38,521	29,578
Long-Term Asbestos Liability	651,476	720,713
Other Liabilities	162,240	203,566

Total Equity	959,136	893,702

Total Liabilities and Equity	$2,695,505	$2,712,898

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended September 30		Nine Months Ended September 30
	2010	2009	2010	2009
Operating Activities:
Net income attributable to common shareholders	$41,507	$35,108	$114,782	$86,185
Noncontrolling interest in subsidiaries’ earnings	96	45	168	202

Net income before allocations to noncontrolling interests	41,603	35,153	114,950	86,387
Gain on divestiture	(1,015)	—	(1,015)	—
Depreciation and amortization	14,751	14,025	44,596	43,857
Stock-based compensation expense	3,306	2,266	9,650	6,702
Deferred income taxes	17,693	12,107	30,913	14,891
Cash (used for) provided by operating working capital	(35,721)	33,659	(56,367)	13,037
Other	(29,051)*	5,029	(39,772)*	(4,361)

Subtotal	11,566	102,239	102,955	160,513
Asbestos related payments, net of insurance recoveries	(16,167)	(22,253)	(43,652)	(34,788)**

Total (used for) provided by operating activities	(4,601)	79,986	59,303	125,725

Investing Activities:
Capital expenditures	(5,199)	(3,827)	(13,589)	(21,259)
Proceeds from disposition of capital assets	143	1,001	185	3,326
Proceeds from divestitures	4,615	—	4,615	—
Payment for acquisition - net of cash acquired	—	—	(51,167)	—

Total used for investing activities	(441)	(2,826)	(59,956)	(17,933)

Financing Activities:
Dividends paid	(13,453)	(11,695)	(37,011)	(35,079)
Reacquisition of shares on open market	(19,999)	—	(29,989)	—
Stock options exercised - net of shares reacquired	3,962	(546)	16,351	(299)
Excess tax benefit from stock-based compensation	851	131	1,820	131
Change in short-term debt	834	(960)	(2,299)	(16,365)

Total used for financing activities	(27,805)	(13,070)	(51,128)	(51,612)

Effect of exchange rate on cash and cash equivalents	12,882	7,824	(5,369)	16,868

Increase (decrease) in cash and cash equivalents	(19,965)	71,914	(57,150)	73,048
Cash and cash equivalents at beginning of period	335,529	232,974	372,714	231,840

Cash and cash equivalents at end of period	$315,564	$304,888	$315,564	$304,888

*	Includes a $25 million discretionary pension contribution.

**	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

CRANE CO.

Order Backlog

(in thousands)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009	September 30, 2009
Aerospace & Electronics	$401,585	*	$394,554	*	$388,169	*	$351,004	$369,898	**
Engineered Materials	11,367		12,496		14,810		12,070	8,454
Merchandising Systems	18,044		20,346		21,947		23,522	23,574
Fluid Handling	266,578		257,840		253,946		249,901	252,333
Controls	27,575		28,711		26,910		27,958	27,292

Total Backlog	$725,149		$713,947		$705,782		$664,455	$681,551

*	Includes Order Backlog of $24.5 million in September 2010, $26.5 million in June 2010 and $22.4 million in March 2010 pertaining to the 2010 acquisition of Merrimac.

**	Includes Order Backlog of $15.0 million in September 2009 pertaining to the General Technology Corporation which was divested in December 2009.

CRANE CO.

Non-GAAP Financial Measures

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Percent Change September 30, 2010	Percent Change September 30, 2010
	2010	2009	2010	2009	Three Months	Nine Months
INCOME ITEMS
Net Sales	$560,714	$550,710	$1,643,819	$1,651,339	1.8%	-0.5%

Operating Profit	62,879	55,453	181,463	138,829	13.4%	30.7%
Percentage of Sales	11.2%	10.1%	11.0%	8.4%

Special Items impacting Operating Profit:
Lawsuit Settlement—Pre-Tax (a)	—	—	—	7,250

Restructuring Charges (Gains)- Pre-Tax (b)	(415)	513	(1,165)	2,360

Operating Profit before Special Items	$62,464	$55,966	$180,298	$148,439	11.6%	21.5%

Percentage of Sales	11.1%	10.2%	11.0%	9.0%

Net Income Attributable to Common Shareholders	$41,507	$35,108	$114,782	$86,185
Per Share	$0.70	$0.60	$1.92	$1.47	16.9%	31.1%

Special Items impacting Net Income Attributable to Common Shareholders:

Lawsuit Settlement—Net of Tax (a)	—	—	—	4,713
Per Share				$0.08

Restructuring Charges (Gains)—Net of Tax (b)	(348)	345	(823)	1,787
Per Share	$(0.01)	$0.01	$(0.01)	$0.03

Net Income Attributable To Common Shareholders Before Special Items	$41,159	$35,453	$113,959	$92,685	16.1%	23.0%

Per Share	$0.69	$0.60	$1.91	$1.58	14.8%	21.0%

(a)     During the nine months ended September 30, 2009, the Company recorded a charge for the settlement of a lawsuit brought against the Company by a customer alleging failure of our fiberglass-reinforced plastic material.

(b) Amounts represent restructuring charges (gains) in connection with the Restructuring Program.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos—Related Payments	$11,566	$102,239	$102,955	$160,513
Asbestos Related Payments, Net of Insurance Recoveries	(16,167)	(22,253)	(43,652)	(34,788)*

Cash Provided from Operating Activities	(4,601)	79,986	59,303	125,725
Less: Capital Expenditures	(5,199)	(3,827)	(13,589)	(21,259)

Free Cash Flow	$(9,800)	$76,159	$45,714	$104,466

*	Includes a $14.5 million insurance settlement receipt from the Highlands Insurance Company.

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.